EXHIBIT 99.1


                            ASSET PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of this 17th day of November, 1998, by and among SPEEDWAY MOTORSPORTS, INC., a Delaware corporation ("Buyer") and LAS VEGAS MOTOR SPEEDWAY, INC., a Nevada corporation ("Seller").


W I T N E S S E T H:

                  In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                  1. Sale of Assets. At the Closing (hereinafter defined), except for those assets shown on Exhibit "A" (hereinafter called the "Excluded Assets"), which shall be retained by Seller, Seller shall and does hereby agree to sell, convey and assign to Buyer, and Buyer shall and does hereby agree to purchase from Seller, all of Seller's other assets, tangible or intangible, real or personal, and wherever located, including, without limitation, all contracts to which Seller is a party (the "Contracts"), the 1.5 mile speedway and other tracks, the industrial park, and the land across Interstate 15 and all improvements thereon, a portion of which is legally described and graphically depicted in that certain Preliminary Title Report issued by National Title Company, dated May 13, 1998 at 8:00 a.m. (the "Preliminary Title Report"), a copy of which is annexed hereto as Exhibit "B" and hereby incorporated by reference as if set forth in full herein (all of which assets are hereinafter collectively referred to as the "Purchased Assets"). Seller agrees that it shall convey good title to the Purchased Assets, free and clear of any mortgages, deeds of trust, liens, pledges and security interests ("Liens"), excepting all water rights and subject to all conditions, covenants and restrictions, easements of reservations and other matters of record described in the Preliminary Title Report. Further, without limitation of the foregoing, Seller specifically agrees that all prepayments and deposits from ticket sales, broadcast rights, sponsorships and prepayments of office, warehouse and suite rentals, and including any other prepayments related to 1999 (all of which collectively are listed on Exhibit "C") shall be conveyed in cash at Closing. Seller shall request any required approvals in order to assign the Contracts and shall take all other actions reasonably necessary to transfer the Purchased Assets to Buyer; provided, however, that failure to obtain any such approvals shall not be a condition to Buyer's obligation to close, and Buyer hereby assumes the risk that any such approvals may not be obtained.

                  2. Buyer's Inspection and Investigation; AS-IS Purchase.

                                    a. Inspection and Investigation. Buyer
                  warrants and represents to Seller that Buyer has conducted its own due diligence study of the Purchased Assets, including all of the investigations that Buyer deems necessary, to commit itself to purchase the Purchased Assets, such as soil tests, drainage studies, feasibility studies, environmental site assessments and other matters concerning, affecting or relating to the Purchased Assets. In making such due diligence study, Buyer is not relying upon any representations of the Seller, including any representations concerning the quality, feasibility or adaptability of the Purchased Assets to any particular use or development. Buyer further acknowledges that because it has been given the opportunity to study and investigate the Purchased Assets, that Buyer is in a
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                  position to be more knowledgeable than the Seller about any such problems, if any, that may be associated with developing, owning or using the Purchased Assets. Accordingly, Buyer is relying upon its own resources and its own studies to determine whether or not the Purchased Assets are free of any defective condition that might interfere with Buyer's intended use of the Purchased Assets. Buyer further acknowledges that in conducting its independent investigation, that it has determined in the exercise of its sole and absolute discretion, without any restrictions or representations from Seller, the extent and scope of the investigation to be so conducted by Buyer.

                                    b. AS-IS Purchase. Buyer acknowledges that
                  neither Seller, nor any entity or agent affiliated with Seller, makes or has made any representations or warranties with respect to the physical condition, habitability, completion or quality of construction, fitness or any other aspect of the Purchased Assets, including, without limitation, the structural integrity of any improvements included in the Purchased Assets, the conformity of the improvements to any plans and specifications for the Purchased Assets or any portion thereof (including but not limited to any plans and specifications that may have been or which may be provided to Buyer), the conformity of the Purchased Assets to past, current or future applicable zoning or building code requirements or requirements to obtain certificates of occupancy, the existence of construction defects in any of the Purchased Assets (including, without limitation, the roof of the speedway grandstands and the sprinkler systems wherever located), the existence of soil instability, past soil repairs, soil additions or conditions of soil fill, susceptibility of landslides, sufficiency of undershoring, sufficiency of drainage, whether the Purchased Assets are located wholly or partially in a flood plain or a flood hazard boundary or similar area, the presence of any regulated, hazardous or toxic substance within or upon the Purchased Assets, or any other matters affecting the stability, integrity, suitability, use or occupancy of the land or any buildings or improvements situated on or which are a part of the Purchased Assets. EXCEPT FOR GOOD TITLE AS DESCRIBED ABOVE, BUYER, BY EXECUTING THIS AGREEMENT, EXPRESSLY ACKNOWLEDGES THAT THE PURCHASED ASSETS ARE BEING SOLD, PURCHASED AND ACCEPTED AS IS, WHERE IS, WITH ALL FAULTS AND ARE FURTHER BEING ACCEPTED BY BUYER WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER. SELLER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, RELATING TO THE CONDITION OF THE PURCHASED ASSETS (INCLUDING, WITHOUT LIMITATION ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). BUYER ACKNOWLEDGES THAT SELLER HAS GIVEN BUYER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR BUYER AGREEING TO THE PROVISIONS OF THIS SECTION OF THE AGREEMENT.

                  3. Assumption of Liabilities by Buyer. At the Closing, Buyer shall assume and pay, perform and discharge, and indemnify and hold Seller harmless from and against the following obligations and liabilities of Seller (hereinafter collectively referred to as "Assumed Liabilities"):

                                    a. All of the liabilities and obligations of
                  Seller under the Contracts assigned to Buyer at the Closing, specifically including liabilities for payment for goods, merchandise,


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                  services and/or promotions to be furnished and/or used for events or operations of the 2 speedway after the Closing, whether such assignment is approved or not by the other party to such contract; and

                                    b. Any and all claims, liabilities, loss,
                  cost, damage or expense (including reasonable counsel fees and expenses) resulting or arising out of ownership of the Purchased Assets or conduct of the business previously performed by Seller, that are caused by Buyer and occur upon any of the Purchased Assets, after the Closing Date.

                  Buyer agrees to indemnify, defend and hold Seller and its shareholders, directors, officers, employees, agents, successors and assigns harmless from and against any and all liability, loss, cost, damage and/or expense (including, without limitation, reasonable attorneys' fees and costs) pertaining to the Assumed Liabilities.

                  Except for the Assumed Liabilities, Buyer shall not assume, and Seller shall retain and remain responsible for, all liabilities and obligations of Seller, whether past, current or future, whether accrued, contingent, known or unknown (the "Retained Liabilities"), thus reserving to Seller the right to continue to negotiate the Retained Liabilities.

                  4. Establishment of Escrow. Seller and Buyer will concurrently herewith establish an escrow (the "Escrow") with National Title Company, 714 East Sahara Avenue, Las Vegas, Nevada ("Escrow Agent") for the purpose of consummating the purchase and sale of the Purchased Assets. The escrow instructions (the "Escrow Instructions") shall be upon such form as is normally used by Escrow Agent, a copy of which is attached hereto as Exhibit "D" and incorporated herein by reference; provided, however, that any conflict between the terms and provisions of said Escrow Instructions and the terms and provisions of this Agreement shall be resolved in favor of this Agreement. Escrow fees charged by Escrow Agent shall be divided equally between Buyer and Seller. Other costs of Closing, including, without limitation, a policy of tide insurance requested by Buyer and the Nevada real property transfer tax (but not including attorneys' fees or other professional fees) shall be borne by Buyer. The following taxes, charges and payments ("Charges") shall be prorated as normally done in Clark County, Nevada on a per diem basis and apportioned between Seller and Buyer as of the date of Closing: real property, personal property, use, intangible taxes, utility charges, rental or lease charges, license fees, general assessments imposed with respect to the Purchased Assets, employee payrolls and insurance premiums. Seller shall be liable for that portion of the Charges relating to, or arising in respect of, periods on or prior to the Closing Date, and Buyer shall be liable for that portion of the Charges relating to, or arising in respect of, any period after the Closing Date. Seller shall deposit with Escrow Agent, to be held by Escrow Agent until the Closing, executed documents necessary to convey Seller's interest in the Purchased Assets to Buyer.

                  5. Purchase Price. As the full purchase price for the Purchased Assets, Buyer shall pay to Seller the sum of Two Hundred Fifteen Million Dollars ($215,000,000.00) (the "Purchase Price"). Concurrently with execution of this Agreement and the Escrow Instructions, Buyer will deposit with Escrow Agent, by wire transfer, the full Purchase Price to be held by Escrow Agent pending the Closing. All funds held by Escrow Agent pursuant to this Agreement shall be invested in accordance with the mutual written instructions from Buyer and Seller. The interest earned on such invested funds shall hereafter be defined as the "Interest". The Purchase Price shall be paid as follows:

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                                    a. Released Deposit. Five Million and 00/100
                  Dollars ($5,000,000.00) (the "Released Deposit") shall be immediately released to Seller by Escrow Agent without further instruction from either party.

                                    b. Retained Deposit. The balance of the
                  Purchase Price (the "Retained Deposit") plus Interest shall be held by Escrow Agent until Closing, and, at Closing, shall be payable to Seller by wire transfer to the account of Seller as directed by Seller.

                  6. Closing. The sale and purchase of the Purchased Assets shall take place at a closing (the "Closing") at the office of Escrow Agent no later than the next business day after the expiration or Buyer's receipt of notice of early termination of the waiting period under Hart-Scott-Rodino (the "Closing Date"). At the Closing, the Retained Deposit and Interest shall be wire transferred by Escrow Agent to Seller's account and documents conveying Seller's interest in the Purchased Assets shall be delivered as directed by Buyer. At Closing, Buyer will enter into an employment agreement with Richard Clyne in the form annexed hereto as Exhibit "E".

                  7. Operations of Business of Seller. At all times before the Closing, Seller (a) shall operate its business substantially as presently operated in the ordinary course and consistent with past operations excepting termination of seasonal and other presently unneeded employees, and (b) shall not, without the prior written consent of Buyer, sell, transfer or otherwise dispose of any of its assets other than in the ordinary course of business or sign material contracts. In addition, prior to the Closing, Buyer shall have access to the Purchased Assets, books and records of Seller during normal business hours.

                  8. Compliance with Laws. The parties shall comply with all federal and state laws and regulations (including Hart-Scott-Rodino) applicable to the transaction contemplated in this Agreement. Each party shall cooperate with the other party to comply with such laws and regulations. Buyer shall pay the Hart-Scott-Rodino filing fee. The Closing is subject to the parties' obtaining Hart-Scott-Rodino clearance and the Closing Date shall be extended until the expiration or Buyer's receipt of notice of early termination of the waiting period under Hart-Scott-Rodino; provided, however, that notwithstanding any other provision of this Agreement, Seller may terminate this Agreement at any time if such waiting period has not expired as of December 18, 1998, or Buyer has not received notice of early termination under Hart-Scott-Rodino on or before December 18, 1998. In the event of such termination by Seller (or if Seller has not elected to terminate this Agreement and the Hart-Scott-Rodino application is rejected and/or disapproved by the government prior to December 18, 1998), Seller shall so notify Buyer and Escrow Agent in writing, and the Escrow shall terminate and be of no further force and effect whatever, and each of the parties shall be released from any further obligation to the other to perform under this Agreement or under the Escrow Instructions, and Escrow Agent shall and is hereby instructed to immediately return to the parties depositing the same all documents and funds then held by Escrow Agent. In addition, Seller shall immediately return to Buyer the Released Deposit in full.

                  9. Workers Adjustment and Retraining Notification Act ("WARN").The parties acknowledge and agree that, if applicable, Seller will take all steps to comply with the requirements of the Workers Adjustment and Retraining Notification Act (29 U.S.C. ss.2101 et seq.). After the

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Closing, Buyer shall be responsible for providing notice, if necessary, of any
"plant closing" or "mass layoff" (as defined in WARN), and Buyer indemnifies and agrees to hold Seller harmless from any failure of Buyer to comply with WARN.

                  10. Assignment of Contracts. The Seller's rights in all Contracts shall be assigned to Buyer; provided, however, that Seller does not warrant that any of the Contracts are assignable, and Buyer assumes the risk of obtaining any approvals that may be required, the risk that approval may not be allowed or obtained, and the risk of any existing breach or default of such Contracts on the part of Seller.

                  11. Allocation of Purchase Price. The parties have not agreed between themselves as to the manner in which the Purchase Price may be allocated as to the various assets sold by Seller and purchased by Buyer.

                  12. Buyer's Representations and Warranties. Buyer hereby represents and warrants to Seller that:

                                    a. Due Organization. Buyer or its assignee
                  will be a corporation duly organized, validly existing and in good standing and duly qualified to do business under the laws of the State of Nevada and has all requisite corporate power and authority to enter into, perform and carry out all of its duties and obligations and the transactions contemplated by this Agreement.

                                    b. Binding Effect. This Agreement and the
                  other documents to be delivered on the part of Buyer pursuant hereto are (or will be when executed and delivered pursuant hereto) legal, valid and binding obligations of Buyer enforceable in accordance with their terms.

                                    c. Notices and Approvals: No Violation of
                  Agreements. Except for notices otherwise specified in this Agreement, (i) no notice to, or approval or consent of, any court or governmental authority or other person or entity is required in connection with the execution, delivery and performance of this Agreement by Buyer; and (ii) neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated hereunder nor compliance by Buyer with any of the provisions hereof will violate, conflict with, result in a breach of, or constitute a default under or pursuant to any statute, agreement, judicial or administrative order, injunction or judgment or decree to which Buyer is a party by which it is bound.

                                    d. Litigation. Buyer is not a party to any
                  legal governmental actions, claims, suits, administrative or other proceedings, or investigations before or by any governmental department, commission, board, regulatory authority, bureau or agency, whether foreign, federal, state or municipal or any court, arbitrator or grand jury, which would prevent or materially interfere with the consummation of the transactions contemplated by this Agreement. To the best of Buyer's knowledge, no such proceedings are threatened or contemplated by any governmental authority or any other person or entity.


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                  13. Seller's Representations and Warranties. Seller hereby represents and warrants to Buyer that:

                                    a. Due Organization. Seller is a corporation
                  duly organized, validly existing and in good standing and duly qualified to do business under the laws of the State of Nevada and has all requisite corporate power and authority to enter into, perform and carry out all of its duties and obligations and the transactions contemplated by this Agreement.

                                    b. Binding Effect. This Agreement and the
                  other documents to be delivered on the part of Seller pursuant hereto are (or will be when executed and delivered pursuant hereto) legal, valid and binding obligations of Seller enforceable in accordance with their terms.

                                    c. Notices and Approvals. No Violation of
                  Agreements. Except for notices otherwise specified in this Agreement and except as provided in Paragraph 10 of this Agreement, (i) no notice to, or approval or consent of, any court or governmental authority or other person or entity is required in connection with the execution, delivery and performance of this Agreement by Seller; and (ii) neither the execution and delivery of this Agreement by Seller nor the consummation of the transactions contemplated hereunder nor compliance by Seller with any of the provisions hereof will violate, conflict with, result in a breach of, or constitute a default under or pursuant to any statute, agreement, judicial or administrative order, injunction or judgment or decree to which Seller is a party by which it is bound.

                                    d. Litigation. Seller is not a party to any
                  legal governmental actions, claims, suits, administrative or other proceedings, or investigations before or by any governmental department, commission, board, regulatory authority, bureau or agency, whether foreign, federal, state or municipal or any court, arbitrator or grand jury, which would prevent or materially interfere with the consummation of the transactions contemplated by this Agreement. To the best of Seller's knowledge, no such proceedings are threatened or contemplated by any governmental authority or any other person or entity.

                  14. Risk of Loss. In the event of material destruction or damage of any buildings or other improvements located upon or within the Purchased Assets that are the subject of this transaction or the condemnation of a material portion of such Purchased Assets prior to Closing, Seller shall, at its election in its sole discretion, either (a) repair such damage and destruction at Seller's expense prior to Closing or (b) promptly notify Buyer of the damage or destruction and Seller's inability or decision not to repair it, in which event, Buyer may terminate this Agreement, or if the partes mutually agree upon the cost of repair and/or replacement of such destruction or damage, then the parties may proceed with Closing, and Buyer shall be entitled to a credit against the Purchase Price in an amount equal to the cost to replace or repair the Purchased Assets as agreed upon between the parties.

                  15. Confidentiality. Buyer and Seller acknowledge and agree that each party desires to maintain the confidentiality of this transaction, and each party agrees that neither it nor its agents or representatives shall disclose, prior to the Closing, any of the terms of this transaction, including,

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without limitation, the existence of this Agreement or Escrow entered into pursuant to the same, the amount of the Purchase Price, or any of the terms, provisions or conditions of the Agreement and/or Escrow Instructions, to any person or entity except as may be required by law or as may be expressly permitted by this Agreement or as may be necessary, but only to the extent necessary to consummate this transaction. Nothing contained herein shall prohibit either party from disclosing any facts concerning this transaction to its attorneys, accountants, consultants or other advisers as each party, in its sole discretion, deems necessary and appropriate. However, any party making such disclosure shall obtain from the person to whom the disclosure is made a confidentiality agreement containing the same requirements as set forth herein.

                  16. Buyers Default. In the event Buyer defaults in any of his obligations under this Agreement and the Closing does not take place (unless due to Seller's failure to deposit executed documents necessary to convey Seller's interest in the Purchased Assets) on or before one (1) business day after the Hart-Scott-Rodino application is cleared by the government, then Seller may terminate this Agreement and, in such event, Seller shall be entitled to keep the Released Deposit as consideration for the execution of this Agreement, and to pursue all remedies available to Seller in law or in equity, including, but not limited to, the right of specific performance. Buyer acknowledges that the Purchased Assets are unique and that Seller's remedies at law are inadequate.

                  17. Seller's Default. In the event Seller fails to deposit the executed documents necessary to convey Seller's interest in the Purchased Assets, and the Closing does not take place solely as a result thereof, then Buyer may terminate this Agreement and, in such event, Buyer shall be entitled to pursue all remedies available to Buyer in law or in equity, including, but not limited to, the right of specific performance. Seller acknowledges that the Purchased Assets are unique and that Buyer's remedies at law are inadequate.

                  18. Post-Closing Covenants.

                                    a. Further Assurances. Each party shall, at
                  the request of the other, at any time and from time to time following Closing, execute and deliver to the requesting party, all such further instruments as may be reasonably necessary or appropriate in order more effectively to (i) assign, transfer and convey to Buyer or to perfect or record Buyer's title to or interest in the assets that are the subject of this transaction; and (ii) evidence and confirm the assumption by Buyer of liabilities of Seller to be assumed by Buyer pursuant to this Agreement; or (iii) confirm or carry out the provisions of this Agreement.

                                    b. Access to Books and Records After
                  Closing. Seller shall, following the Closing, give Buyer access to and permit Buyer to copy such books and records as shall be reasonably necessary for Buyer to effect a smooth transition of the business of Seller and to continue the business operations of the speedway. For sixty (60) days following the Closing, Buyer will permit Seller to utilize the services of the accounting department personnel to assist Seller in collecting accounts receivable and paying accounts payable that are not included in the Assumed Liabilities.

                                    c. Cooperation; Retention of Records. Each
                  party acknowledges that the other may be a party to legal proceedings following the Closing which relate to the business

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                  or Purchased Assets that are the subject of this transaction and covenants to maintain and make available to the other upon reasonable request and at the expense of the requesting party
                  (i) any and all files and business records in its custody or control relating to the business or Purchased Assets; and (ii) any and all individuals employed by the other party hereto whose testimony or knowledge, in the reasonable opinion of the other party's counsel, is necessary or useful to it, with respect to the issues involving such litigation or preparation therefor. Buyer shall keep and maintain all files, records and other information which Seller shall deliver to Buyer or leave on the Purchased Assets purchased hereunder at either Buyer's offices on or within the Purchased Assets purchased or at storage locations in Las Vegas, Nevada for a period of at least five years after the Closing. Before destroying any such files, records or information, Buyer shall notify Seller, and Seller may, at its expense, retain the same. Seller shall be entitled, at all reasonable times, to inspect or make copies, at Seller's expense, of such files, records and information.

                  19. Brokerage Fees. Each of the parties hereto agrees to indemnify and hold and save the other or others harmless from any brokerage or finder's fees, commissions, compensation or expenses (including reasonable attorney's fees and other expenses incurred in connection with any such claim) which may be due or asserted by reason of any such agreement or purported agreement by the indemnifying party regarding the transaction contemplated herein.

                  20. General Provisions.

                                    a. Parties in Interest; No Third Party
                  Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any other person or entity, any right, remedies or other benefits.

                                    b. Assignability. This Agreement shall not
                  be assignable by any party without the prior written consent of the other party, provided that Buyer may assign its rights and obligations under this Agreement to an affiliate of Buyer; provided, however, that no such assignment by Buyer shall release it from its obligations hereunder without the consent of Seller.

                                    c. Entire Agreement; Amendment; Waiver. This
                  Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior agreements, negotiations, brochures, informational memoranda, representations and understandings of the parties with respect to the subject matter. No amendment or modification of this Agreement shall be binding unless in writing and signed by each of the parties hereto. Except as may be otherwise provided in this Agreement, no waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing executed by the party against whom the waiver is sought to be enforced.


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                                    d. Severability. In the event that any
                  provision, or part thereof, of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall not be affected thereby.

                                    e. Expenses. Except as otherwise set forth
                  herein, each party shall be responsible for its own legal fees and other costs and expenses incurred in connection with this Agreement and the negotiation and consummation of the transactions contemplated hereby.

                                    f. Authorization. The parties represent that
                  this Agreement has been duly authorized by all required corporate actions, and the person signing on its behalf of each party is authorized to do so.

                                    g. Governing Law. The laws of the State of
                  Nevada shall govern the validity, construction, performance and effect of this Agreement, and the exclusive jurisdiction and venue for any action brought to enforce the terms of this Agreement shall be in the Clark County District Courts, Las Vegas, Nevada.

                                    h. Time of Essence. Time is of the essence
                  of this Agreement and all of the terms, provisions, covenants and conditions hereof.

                                    i. Captions. The captions appearing at the
                  commencement of the Articles and Paragraphs hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit or describe the scope or intent of this Agreement.

                                    j. Pronouns. Masculine or feminine pronouns
                  shall be substituted for the neuter form and vice versa in any place or places herein in which the context requires such substitution or substitutions.

                                    k. Counterparts. This Agreement may be
                  executed in any number of counterparts, with each counterpart being deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                    l. Attorney's Fees. If any action is brought
                  by any party hereto concerning a breach of any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party the reasonable attorney's fees and expenses of the prevailing party incurred in connection therewith.

                                    m. No Party Deemed Drafter. The parties
                  agree that neither party shall be deemed to be the drafter of this Agreement and that in the event this Agreement is ever construed by a court of law or entity, such court shall not construe this Agreement or any provision hereof against either party as the drafter of this Agreement, Seller and Buyer acknowledge that each has contributed substantially and materially to the preparation hereof.

                                    n. Notice. All notices required and
                  permitted to be given hereunder shall be in writing and shall be deemed to have been given when mailed by certified or registered mail,

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                  return receipt requested, addressed to the intended recipient as follows or at such other address as is provided by either party to the other in accordance with this notice paragraph:

                  If to Buyer:                                  Speedway Motorsports, Inc.
                                                                5401 E. Independence Blvd.
                                                                Charlotte, North Carolina 28212
                                                                (704) 532-3312 FAX
                                                                Attn: William R. Brooks, V.P.

                                    With a copy to:                            Parker, Poe, Adams & Bernstein, LLP
                                                                               2500 Charlotte Plaza
                                                                               Charlotte, North Carolina 28244
                                                                               (704) 334-4706 FAX
                                                                               Attn: Fred T. Lowrance

                  If to Seller:                                 Las Vegas Motor Speedway, Inc.
                                                                P.O. Box 97979
                                                                Las Vegas, NV 89193-7979
                                                                (702) 731-2123 FAX
                                                                Attn: Ralph Engelstad


                                    With a copy to:                             Nitz, Walton & Heaton, Ltd.
                                                                                514 South Third Street
                                                                                Las Vegas, Nevada 89101
                                                                                (702) 384-3011 FAX
                                                                                Attn: W. Owen Nitz



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                  IN WITNESS WHEREOF, this Agreement is executed as of the date first hereinabove written.

                                   SELLER:

                                   LAS VEGAS MOTOR SPEEDWAY, INC., a
                                   Nevada corporation

                                                   By:     /s/ Richard Clyne
                                                           -------------------
                                                           RICHARD CLYNE
                                                           -------------------
                                                   its        President
                                                           -------------------
                                   BUYER:

                                   SPEEDWAY MOTORSPORTS, INC., a
                                   Delaware corporation

                                                   By:     /s/ William R. Brooks
                                                           ---------------------
                                                           WILLIAM R. BROOKS
                                                           ---------------------
                                                   its        Vice President
                                                           ---------------------

--------------------------------------------------------------------------------


                  Accepted as of the 18th day of November , 1998.

Escrow Agent:

NATIONAL TITLE COMPANY

By:                     /s/ Nancy S. Wilder
                        -------------------
                        ------------------- ,
                  its       Escrow Officer
                        -------------------

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